UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 27, 2010
COCA-COLA BOTTLING CO. CONSOLIDATED
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
(Address of principal executive offices) (Zip Code)
(704) 557-4400

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Coca-Cola Bottling Co. Consolidated (the “Company”) and The Coca-Cola Company, by and through its Coca-Cola North America division (“CCNA”), entered into an amendment, dated December 27, 2010, to the Incidence Pricing Agreement, dated March 16, 2009 (the “Pricing Agreement”), between the parties. The amendment extended the minimum term of the Pricing Agreement until December 31, 2011. A copy of the amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. A copy of the Pricing Agreement was previously filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 3, 2010.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

10.1	Amendment to Pricing Agreement, dated December 27, 2010, between the Company and The Coca-Cola Company, by and through its Coca-Cola North America division.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)
Date: December 28, 2010	BY:	/s/ James E. Harris
James E. Harris
Principal Financial Officer of the Registrant and Senior Vice President and Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
December 27, 2010	0-9286
COCA-COLA BOTTLING CO. CONSOLIDATED
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Amendment to Pricing Agreement, dated December 27, 2010, between the Company and The Coca-Cola Company, by and through its Coca-Cola North America division.